Acquisitions, Depositions, and Deconsolidations	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Acquisitions, Dispositions, and Deconsolidations
4. Acquisitions, Dispositions, and Deconsolidations

Construction Segment

On November 30, 2018, DBMG consummated acquisition of GrayWolf Industrial ("GrayWolf"), a premier specialty maintenance, repair and installation services provider, pursuant to that certain Agreement and Plan of Merger, dated October 10, 2018, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated November 29, 2018. The aggregate fair value of the cash consideration paid in connection with the acquisition of GrayWolf was $139.8 million. The transaction was accounted for as business acquisition.

The allocation of the fair value of consideration transferred among the identified assets acquired, liabilities assumed, intangibles and residual goodwill were as follows (in millions):

Other invested assets	$0.9
Cash and cash equivalents	8.6
Accounts receivable	28.8
Property, plant and equipment	15.4
Goodwill	50.7
Intangibles	44.1
Other assets	18.9
Total assets acquired	167.4
Accounts payable and other current liabilities	(23.7)
Other liabilities	(3.9)
Total liabilities assumed	(27.6)
Total net assets acquired	$139.8

Goodwill was determined based on the residual differences between fair value of consideration transferred and the value assigned to tangible and intangible assets and liabilities. Among the factors that contributed to goodwill was approximately $10.9 million assigned to the assembled and trained workforce. Goodwill is not amortized and is not deductible for tax purposes.

Acquisition costs incurred by DBMG in connection with the acquisition of GrayWolf were approximately $4.2 million, which were included in selling, general and administrative expenses. The acquisition costs were primarily related to legal, accounting and valuation services.

Results of GrayWolf were included in our Consolidated Statements of Operations since the acquisition date. Pro forma results of operations have not been presented because they are not material to our consolidated results of operations.

Energy Segment

On June 14, 2019, ANG acquired ampCNG's 20 natural gas fueling stations, located primarily in the Southeastern U.S. and Texas, for cash consideration of $41.2 million. ANG’s network reach expanded to approximately 60 stations, making it one of the largest owners and operators of compressed natural gas stations in the country. Transaction was accounted for as asset acquisition.

To finance the acquisition, ANG entered into a term loan with M&T bank for $28.0 million and issued preferred stock and ten year warrants for common stock for $14.0 million. The preferred stock bears a 14% coupon and is mandatorily redeemable in four years. The warrants are exercisable at $0.001 per share of common stock and will represent 6% of ANG when exercised. ANG received $5.0 million of proceeds from CGI. Consequently, related preferred stock and warrants are eliminated in consolidation. Mandatorily redeemable preferred stock and warrants are recorded within Other liabilities.

Insurance Segment

On August 9, 2018, CGI completed the acquisition all of the outstanding shares of KMG America Corporation (“KMG”), the parent company of Kanawha Insurance Company (“KIC”), Humana Inc.’s ("Humana") long-term care insurance subsidiary for cash consideration of ten thousand dollars.
The decision to acquire was made as part of CGI’s core strategy to acquire additional accretive LTC run-off businesses. The transaction was accounted for as business acquisition.

The allocation of the fair value of consideration transferred among the identified assets acquired, liabilities assumed and bargain purchase gain are summarized as follows (in millions):

Fixed maturity securities, available-for-sale at fair value	$1,575.4
Equity securities	0.3
Mortgage loans	0.9
Policy loans	2.9
Cash and cash equivalents	806.6
Recoverable from reinsurers	902.5
Other assets	28.2
Total assets acquired	3,316.8
Life, accident and health reserves	(2,931.3)
Annuity reserves	(11.3)
Value of business acquired	(214.4)
Accounts payable and other current liabilities	(6.5)
Deferred tax liability	(25.3)
Other liabilities	(11.5)
Total liabilities assumed	(3,200.3)
Total net assets acquired	116.5
Total fair value of consideration	—
Gain on bargain purchase	$116.5

Gain on bargain purchase

Gain on bargain purchase was driven by the Tax Cuts and Jobs Act, which was not stipulated in the negotiations for the transaction and resulted in a material decline in the Value of Business Acquired balance, corresponding deferred tax position and, ultimately, recognition of the bargain purchase gain, largely driven by the following attributes:

•The Unified Loss Rules tax attribute reduction to tax value of assets and the seller tax adjustments to tax value of liabilities contribute significantly to the bargain purchase price.

•The reduction in the federal income tax rate, from 35% at the time the seller contribution was established to 21% effective January 1, 2018, effectively generates the remaining balance for the bargain purchase price.

•Changes in fair value of acquired assets and assumed liabilities between the date the deal was signed and the closing date was driven by the time it took to obtain regulatory approvals, amongst other closing conditions.

Reinsurance Recoverable

The reinsurance recoverable balance represents amounts recoverable from third parties. U.S. GAAP requires insurance reserves and reinsurance recoverable balances to be presented on a gross basis, as opposed to U.S. statutory accounting principles, where reserves are presented net of reinsurance. Accordingly, the Company grossed up the fair value of the net insurance contract liability for the amount of reinsurance of approximately $902.5 million, to arrive at a gross insurance liability, and recognized an offsetting reinsurance recoverable amount of approximately $902.5 million. As part of this process, management considered reinsurance counterparty credit risk and considers it to have an immaterial impact on the reinsurance fair value gross-up. To mitigate this risk substantially all reinsurance is ceded to companies with investment grade S&P ratings.

Amounts recoverable from reinsurers were estimated in a manner consistent with the liability associated with the reinsured policies and were an estimate of the reinsurance recoverable on paid and unpaid losses, including an estimate for losses incurred but not reported. Reinsurance recoverable represent expected cash inflows from reinsurers for liabilities ceded and therefore incorporate uncertainties as to the timing and amount of claim payments. Reinsurance recoverable includes the balances due from reinsurers under the terms of the reinsurance agreements for these ceded balances as well as settlement amounts currently due.
The Value of Business Acquired

VOBA reflects the estimated fair value of in-force contracts in a life insurance company acquisition less the amount recorded as insurance contract liabilities. It represents the portion of the purchase price that is allocated to the value of the rights to receive future cash flows from the business in force at the acquisition date. A VOBA liability (negative asset) occurs when the estimated fair value of in-force contracts in a life insurance company acquisition is less than the amount recorded as insurance contract liabilities. HC2 calculated VOBA by adjusting the purchase price, which was derived on a statutory accounting basis, for differences between statutory and U.S. GAAP accounting requirements. Amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Life, accident and health reserves

HC2 estimated the fair value of reserves on a fair value basis, using actuarial assumptions consistent with those used for the buyer’s valuation of the acquired business, and discount rates reflecting capital market conditions. The reserve accounts for the present value of all future cash flows, net of reinsurance, of the acquired block of insurance, including premium, benefit payments, and expenses. HC2 estimated the fair value of recoverable from reinsurers using the same assumptions as those for reserves of the net retained business, but applied to business ceded through various, existing reinsurance agreements.

Life Sciences Segment

On June 8, 2018, Pansend closed on the sale of its approximately 75.9% ownership in BeneVir to Janssen Biotech, Inc. (“Janssen”). In conjunction with the closing of the transaction, Janssen made an upfront cash payment of $140.0 million. Pansend received a cash payment of $93.4 million and received an additional cash payment of $13.3 million on September 16, 2019, which was previously held in escrow, for a total consideration of $106.7 million. Pansend recorded a gain on the sale of $102.1 million, of which $21.7 million was allocated to noncontrolling interests. HC2 received a cash payment of $72.8 million and an additional cash payment of $9.8 million from the release of the escrow.

Under the terms of the merger agreement, Pansend is eligible to receive payments of up to $189.7 million upon the achievement of specified development milestones and up to $493.1 million upon the achievement of specified levels of annual net sales of licensed products. From these potential milestone payments, HC2 is eligible to receive up to $512.2 million.

Broadcasting Segment

During the years ended December 31, 2019 and 2018, HC2 Broadcasting acquired a series of licenses for a total consideration of $20.5 million and $71.4 million, respectively. All transactions were accounted for as asset acquisitions.

Other Segment

On August 14, 2018, 704Games issued a 53.5% equity interest to international media and technology company Motorsport Network. As a result, HC2’s ownership percentage in 704Games was diluted to 26.2% resulting in the loss of control and deconsolidation of the entity.

Pro Forma Adjusted Summary

The following schedule presents unaudited consolidated pro forma results of operations data as if the acquisition of KMG had occurred on January 1, 2018. This information does not purport to be indicative of the actual results that would have occurred if the acquisitions had actually been completed on the date indicated, nor is it necessarily indicative of the future operating results or the financial position of the combined company (in millions):

Year Ended December 31, 2018
Net revenue	$1,912.1
Net income from operations	$249.7
Net income attributable to HC2 Holdings, Inc.	$203.1